Portfolio:               CREDIT SUISSE HIGH YIELD BOND FUND
Security:                WCA Waste Corp
Date Purchased:          5/26/2011
Price per Share:         100
Shares Purchased by
the portfolio:           1000
Total Principal Purchased
by the Portfolio:        $1000000
% of Offering Purchased
by the Portfolio:        0.57%
Broker:                  BB&T Corp
Member:                  Lead Manager


Portfolio:               CREDIT SUISSE HIGH YIELD BOND FUND
Security:                Ducommun Incorporated
Date Purchased:          6/23/2011
Price per Share:         100
Shares Purchased by
the Portfolio:           1000
Total Principal Purchased
by the Portfolio:        $1000000
% of Offering Purchased
by the Portfolio:        0.50%
Broker:                  UBS
Member:                  Joint Lead Manager


Portfolio:               CREDIT SUISSE HIGH YIELD BOND FUND
Security:                Academy, LTD.
Date Purchased:          7/25/2011
Price per Share:         100
Shares Purchased by
the Portfolio:           500
Total Principal Purchased
by the Portfolio:        $500000
% of Offering Purchased
by the Portfolio:        0.11%
Broker:                  Goldman Sachs
Member:                  Joint Lead Manager


Portfolio:               CREDIT SUISSE HIGH YIELD BOND FUND
Security:                Amerigas Partners LP
Date Purchased:          7/27/2011
Price per Share:         100
Shares Purchased by
the Portfolio:           500
Total Principal Purchased
by the Portfolio:        $500000
% of Offering Purchased
by the Portfolio:        0.11%
Broker:                  JPMorgan Chase
Member:                  Joint Lead Manager


Portfolio:               CREDIT SUISSE HIGH YIELD BOND FUND
Security:                Antero Resources Finance
Date Purchased:          7/27/2011
Price per Share:         100
Shares Purchased by
the Portfolio:           500
Total Principal Purchased
by the Portfolio:        $500000
% of Offering Purchased
by the Portfolio:        0.13%
Broker:                  JPMorgan Chase
Member:                  Co-Manager


Portfolio:               CREDIT SUISSE HIGH YIELD BOND FUND
Security:                American Airlines PT TRS 11-2
Date Purchased:          9/27/2011
Price per Share:         100
Shares Purchased by
the Portfolio:           1300
Total Principal Purchased
by the Portfolio:        $1300000
% of Offering Purchased
by the Portfolio:        0.18%
Broker:                  Morgan Stanley
Member:                  Joint Lead Manager


Portfolio:               CREDIT SUISSE HIGH YIELD BOND FUND
Security:                American Airlines PT TRS 11-2
Date Purchased:          9/27/2011
Price per Share:         100
Shares Purchased by
the Portfolio:           1300
Total Principal Purchased
by the Portfolio:        $1300000
% of Offering Purchased
by the Portfolio:        0.18%
Broker:                  Morgan Stanley
Member:                  Joint Lead Manager


Portfolio:               CREDIT SUISSE HIGH YIELD BOND FUND
Security:                FMG Resources August 2006
Date Purchased:          10/25/2011
Price per Share:         100
Shares Purchased by
the Portfolio:           600
Total Principal Purchased
by the Portfolio:        $600000
% of Offering Purchased
by the Portfolio:        0.04%
Broker:                  JPMorgan Chase
Member:                  Joint Lead Manager